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Exhibit (a)(2)

LETTER OF TRANSMITTAL
To Tender Shares of Common Stock

of

TechTeam Global, Inc.
Pursuant to the Offer to Purchase dated November 12, 2010

to

Platinum Merger Sub, Inc.,

a wholly owned subsidiary of

Stefanini International Holdings Ltd

THE OFFER (AS DEFINED HEREIN) AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT
(ONE MINUTE AFTER 11:59 P.M.), NEW YORK CITY TIME, ON DECEMBER 10, 2010, UNLESS THE
OFFER IS EXTENDED. SHARES TENDERED PURSUANT TO THE OFFER MAY BE
WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE OF THE OFFER.

The Depositary for the Offer is:
Computershare Trust Company, N.A.

If delivering by registered or certified mail:	If delivering by facsimile transmission:	If delivering by overnight courier:
Computershare Trust Company, N.A. c/o Voluntary Corporate Actions P.O. Box 43011 Providence, RI 02940-3011	(for eligible institutions only) (617) 360-6810 Confirm facsimile by telephone: (781) 575-2332	Computershare Trust Company, N.A. c/o Voluntary Corporate Actions 250 Royall Street Suite V Canton, MA 02021

         YOU SHOULD READ CAREFULLY THIS LETTER OF TRANSMITTAL, INCLUDING THE ACCOMPANYING INSTRUCTIONS, BEFORE YOU COMPLETE IT. FOR THIS LETTER OF TRANSMITTAL TO BE VALIDLY DELIVERED, IT MUST BE RECEIVED BY THE DEPOSITARY AT ONE OF THE ABOVE ADDRESSES BEFORE OUR OFFER EXPIRES (IN ADDITION TO THE OTHER REQUIREMENTS DETAILED IN THIS LETTER OF TRANSMITTAL AND ITS INSTRUCTIONS). DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY FOR THE OFFER. DELIVERIES TO STEFANINI INTERNATIONAL HOLDINGS LTD, PLATINUM MERGER SUB, INC., THE INFORMATION AGENT OR THE BOOK-ENTRY TRANSFER FACILITY WILL NOT BE FORWARDED TO THE DEPOSITARY AND WILL NOT CONSTITUTE VALID DELIVERY.

         YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED BELOW, WITH SIGNATURE GUARANTEE IF REQUIRED, AND COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW, OR IF YOU ARE NOT A U.S. PERSON, THE IRS FORM W-8BEN OR OTHER APPLICABLE FORM W-8 (WHICH MAY BE OBTAINED FROM THE DEPOSITARY OR THE IRS).

         STOCKHOLDERS WHO HAVE ALREADY TENDERED SHARES PURSUANT TO THE OFFER USING A PREVIOUSLY DISTRIBUTED (BLUE) LETTER OF TRANSMITTAL OR (YELLOW) NOTICE OF GUARANTEED DELIVERY NEED NOT TAKE ANY FURTHER ACTION IN ORDER TO RECEIVE THE OFFER PRICE IF SHARES ARE ACCEPTED FOR PAYMENT AND PAID FOR BY PLATINUM MERGER SUB, INC. PURSUANT TO THE OFFER, EXCEPT AS MAY BE REQUIRED BY THE GUARANTEED DELIVERY PROCEDURES, IF SUCH PROCEDURES WERE UTILIZED.

Description of Shares Tendered

Name(s) and Address(es) of Registered Holder(s) (Please Fill In, if Blank, Exactly as Name(s) and Addresses Appear(s) on Share Certificate(s))	Share Certificate(s) and Share(s) Tendered (Attach Additional Signed List If Necessary)

	Share Certificate Number(s)*	Total Number of Shares Represented by Share Certificate(s)*	Number of Shares Tendered**

Total Shares (including any Direct Registration holdings in Book Entry Tendered)

*
Need not be completed if transfer is made by book-entry transfer.

**
Unless otherwise indicated, it will be assumed that all shares represented by the listed certificates or held under Book Entry in Direct Registration (DRS) are being tendered. See Instruction 4. IF ANY OF THE CERTIFICATES REPRESENTING SHARES THAT YOU OWN HAVE BEEN LOST OR DESTROYED, SEE INSTRUCTION 10.

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        This Letter of Transmittal is to be completed by stockholders of TechTeam Global, Inc. This Letter of Transmittal is to be used either if (i) certificates for Shares (as defined herein) are to be delivered herewith or, (ii) unless an Agent's Message (as defined in Section 2 (Procedures for Tendering Shares of TechTeam Common Stock in the Offer) of the Offer to Purchase, which is defined herein) is utilized, if delivery of Shares is to be made pursuant to the procedures for book-entry transfer described in Section 2 of the Offer to Purchase to an account maintained by the Depositary (as defined herein) at the Book-Entry Transfer Facility (as defined in Section 2 of the Offer to Purchase). Delivery of documents to a Book-Entry Transfer Facility does not constitute delivery to the Depositary.

        Stockholders whose certificates for Shares are not immediately available or who cannot deliver either the certificates for, or a Book-Entry Confirmation (as defined in Section 2 of the Offer to Purchase) with respect to, their Shares, and all other documents required hereby, to the Depositary prior to the Expiration Date (as defined in Section 1 (Terms of the Offer) of the Offer to Purchase) of the Offer must tender their Shares in accordance with the guaranteed delivery procedures described in Section 2 of the Offer to Purchase. See Instruction 2.

☐
CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution:

Account Number:

Transaction Code Number:
☐
CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY, ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

Name (s) of Registered Holder(s):

Window Ticket No. (if any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution that Guaranteed Delivery:

        If delivery is by book-entry transfer, give the following information:

Account Number:

Transaction Code Number:

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER, OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

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NOTE: SIGNATURES MUST BE PROVIDED BELOW
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

        The undersigned hereby tenders to Platinum Merger Sub, Inc., a Delaware corporation ("Merger Sub") and a wholly owned subsidiary of Stefanini International Holdings Ltd, a company incorporated and registered in England and Wales ("Stefanini"), the above described shares of common stock, $0.01 par value per share ("Shares"), of TechTeam Global, Inc., a Delaware corporation ("TechTeam"), at a purchase price of $8.35 per Share, net to the seller in cash, without interest and subject to applicable withholding taxes, upon the terms and subject to the conditions set forth in Merger Sub's Offer to Purchase, dated November 12, 2010 (the "Offer to Purchase"), and this Letter of Transmittal (which, together with any amendments or supplements thereto or hereto, collectively constitute the "Offer"), receipt of which is hereby acknowledged.

        Upon the terms of the Offer (and if the Offer is extended or amended, the terms of any such extension or amendment), subject to, and effective upon, acceptance for payment of, and payment for, the Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Merger Sub all right, title and interest in and to all the Shares that are being tendered herewith (and any and all dividends, distributions, other Shares or other securities or rights issued or issuable in respect thereof on or after November 12, 2010 (collectively, "Distributions")) and irrevocably constitutes and appoints Computershare Trust Company, N.A. (the "Depositary") the true and lawful agent and attorney-in-fact of the undersigned, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to the full extent of the undersigned's rights with respect to such Shares (and any and all Distributions) (i) to deliver certificates for such Shares (and any such other Shares or securities or rights) or transfer ownership of such Shares (and any and all Distributions) on the account books maintained by the Book-Entry Transfer Facility together, in any such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, Merger Sub, (ii) to present such Shares (and any and all Distributions) for transfer on TechTeam's books and (iii) to receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any and all Distributions), all in accordance with the terms of the Offer.

        The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered herewith (and any and all Distributions) and, when the same are accepted for payment by Merger Sub, Merger Sub will acquire good title thereto, free and clear of all liens, restrictions, claims and encumbrances, and the same will not be subject to any adverse claim. The undersigned will, upon request, execute any additional documents deemed by the Depositary or Merger Sub to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered herewith (and any and all Distributions). In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of Merger Sub any and all Distribution in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, Merger Sub shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of the Shares tendered hereby or deduct from such purchase price, the amount of value of such Distribution as determined by Merger Sub in its sole discretion.

        All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as described in the Offer to Purchase, this tender is irrevocable. Merger Sub reserves the right to require that, in order for the Shares or other securities to be deemed validly tendered, immediately

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upon Merger Sub's acceptance for payment of such Shares, Merger Sub must be able to exercise full voting, consent and other rights with respect to such Shares (and any and all Distributions), including voting at any meeting of TechTeam's stockholders.

        By executing this Letter of Transmittal, the undersigned hereby irrevocably appoints each of Antonio Barretto and Antonio Moreira as an attorney-in-fact and proxy of the undersigned, each with full power of substitution and resubstitution, to vote at any annual, special, adjourned or postponed meeting of TechTeam's stockholders or otherwise in such manner as each such attorney-in-fact and proxy (or his or her substitute) in his or her sole discretion deem proper with respect to, to execute any written consent concerning any matter as each such attorney-in-fact and proxy (or his or her substitute) shall in his or her sole discretion deem proper with respect to, and to otherwise act as each such attorney-in-fact and proxy (or his or her substitute) shall in his or her sole discretion deem proper with respect to, the Shares tendered herewith that have been accepted for payment by Merger Sub prior to the time any such action is taken and with respect to which the undersigned is entitled to vote (and any and all Distributions). This appointment is effective only when, and only to the extent that, Merger Sub accepts for payment and pays for such Shares as provided in the Offer to Purchase. This power of attorney and proxy are coupled with an interest in the Shares tendered hereby, are irrevocable and are granted in consideration of the acceptance for payment of such Shares in accordance with the terms of the Offer. Upon such acceptance for payment, all prior powers of attorney, proxies and consents given by the undersigned with respect to the Shares tendered herewith (and any and all Distributions) will, without further action, be revoked and no subsequent powers of attorney, proxies, consents or revocations may be given (and, if given, will not be deemed effective) by the undersigned in respect of such Shares.

        The undersigned understands that the valid tender of Shares pursuant to any of the procedures described in the Offer to Purchase and in the Instructions hereto will constitute a binding agreement between the undersigned and Merger Sub upon the terms of and subject to the conditions to the Offer (and if the Offer is extended or amended, the terms or conditions of any such extension or amendment).

        Unless otherwise indicated below in the box labeled "Special Payment Instructions," please issue the check for the purchase price and/or return any certificate(s) for Shares not tendered or accepted for payment in the name(s) of the registered holder(s) indicated herein in the box labeled "Description of Shares Tendered" on the cover page of this Letter of Transmittal. Similarly, unless otherwise indicated herein in the box labeled "Special Delivery Instructions," please mail the check for the purchase price and/or return any certificates for Shares not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) indicated herein in the box labeled "Description of Shares Tendered" on the cover page of this Letter of Transmittal. In the event that both of the boxes below labeled "Special Payment Instructions" and "Special Delivery Instructions," respectively, are completed, please issue the check for the purchase price and/or return any certificate(s) for Shares not tendered or accepted for payment (and any accompanying documents, as appropriate) in the name of, and deliver such check and/or return such certificates (and any accompanying documents, as appropriate) to, the person or persons indicated therein. Please credit any Shares tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility. The undersigned recognizes that Merger Sub has no obligation pursuant to the Special Payment Instructions to transfer any Shares from the name of the registered holder(s) thereof if Merger Sub does not accept for payment any of the Shares so tendered.

        IF ANY OF THE CERTIFICATES REPRESENTING SHARES THAT YOU OWN HAVE BEEN LOST OR DESTROYED, SEE INSTRUCTION 10.

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SPECIAL PAYMENT INSTRUCTIONS
(See Instructions 1, 5, 6 and 7)

To be completed ONLY if certificate(s) for Shares not tendered or not accepted for payment and/or the check for the purchase price of Shares accepted for payment is/are to be issued in the name of someone other than the undersigned.

Issue ☐    check ☐    certificates to:

Name
(Please Print)

Address

(Include Zip Code)
(Employer Identification or Social Security Number)

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 1, 5, 6 and 7)

        To be completed ONLY if certificate(s) for Shares not tendered or not accepted for payment and/or the check for the purchase price of Shares accepted for payment is/are to be mailed to someone other than the undersigned or to the undersigned at an address other than that listed above.

Issue ☐    check ☐    certificates to:

Name
(Please Print)

Address

(Include Zip Code)
(Employer Identification or Social Security Number)

        (Also complete Substitute Form W-9 below or appropriate IRS Form W-8, as applicable)

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SIGN HERE

Signature

(Signature(s) of Stockholder(s))
Dated:                         , 2010

Must be signed by registered holder(s) exactly as name(s) appear(s) on the certificate(s) for the Shares or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)

Name(s)
(Please Print)

Capacity (Full Title)

Address

(Include Zip Code)

Daytime Area Code and Telephone Number

Taxpayer Identification or Social Security Number

(Also complete Substitute Form W-9 below
or appropriate IRS Form W-8, as applicable)

GUARANTEE OF SIGNATURE(S)
(If Required—See Instructions 1 and 5)

FOR USE BY FINANCIAL INSTITUTIONS ONLY. PLACE MEDALLION GUARANTEE IN SPACE BELOW.

Authorized Signature

Name

(Please Print)

Title

Name of Firm

Address

(Include Zip Code)

Daytime Area Code and Telephone Number

Dated , 2010

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INSTRUCTIONS
FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

        1.    Guarantee of Signatures.    No signature guarantee is required on this Letter of Transmittal if (i) this Letter of Transmittal is signed by the registered holder(s) of Shares tendered herewith, unless such registered holder(s) has completed either the box labeled "Special Payment Instructions" or the box labeled "Special Delivery Instructions" on this Letter of Transmittal or (ii) such Shares are tendered for the account of a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the Stock Exchanges Medallion Program or by any other eligible guarantor institution, as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each, an "Eligible Institution"). For purposes of this Instruction, a registered holder of Shares includes any participant in the Book-Entry Transfer Facilities system whose name appears on a security position listing as the owner of the Shares. In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5. If certificates representing Shares being tendered in the Offer are registered in the name of a person other than the signer of this Letter of Transmittal, or if payment is to be made, or certificates representing Shares not being tendered or not accepted for payment are to be returned, to a person other than the registered holder of the certificates surrendered, the tendered certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name or names of the registered holders or owners appear on such certificates, with the signatures on such certificates or stock powers guaranteed as aforesaid. See Instruction 5.

        2.    Requirements of Tender.    This Letter of Transmittal is to be completed by stockholders either if certificates are to be tendered herewith or, unless an Agent's Message is utilized, if delivery of Shares is to be made pursuant to the procedures for book-entry transfer described in Section 2 (Procedures for Tendering Shares of TechTeam Common Stock in the Offer) of the Offer to Purchase to an account maintained by the Depositary at the Book Entry Transfer Facility. For a stockholder to validly tender Shares in the Offer, either (i) the certificate(s) representing the tendered Shares, together with this Letter of Transmittal (or a photocopy of this Letter of Transmittal), properly completed and duly executed, together with any required signature guarantees and any other required documents, must be received by the Depositary at one of its addresses listed herein prior to the Expiration Date, (ii) in the case of a tender effected pursuant to a book-entry transfer (a) either this Letter of Transmittal (or a photocopy of this Letter of Transmittal), properly completed and duly executed, together with any required signature guarantees, or an Agent's Message, and any other required documents, must be received by the Depositary at one of its addresses listed herein prior to the Expiration Date and (b) the Shares to be tendered must be delivered pursuant to the book-entry transfer procedures described in Section 2 of the Offer to Purchase and a Book-Entry Confirmation must be received by the Depositary prior to the Expiration Date or (iii) the tendering stockholder must comply with the guaranteed delivery procedures described in Section 2 of the Offer to Purchase prior to the Expiration Date.

        If a stockholder desires to tender Shares in the Offer and such stockholder's certificates representing such Shares are not immediately available, or the book-entry transfer procedures described in Section 2 of the Offer to Purchase cannot be completed on a timely basis, or time will not permit all required documents to reach the Depositary prior to the Expiration Date, such stockholder may tender such Shares if all the following conditions are met: (i) such tender is made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by Merger Sub, is received by the Depositary at one of its addresses listed herein prior to the Expiration Date; and (iii) either (a) the certificates representing such Shares, together with this Letter of Transmittal (or a photocopy of this Letter of Transmittal), properly completed and duly executed, and any required signature guarantees, and any other required documents, are received by

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the Depositary at one of its addresses listed herein within three trading days (as described below) after the date of execution of such Notice of Guaranteed Delivery, or (b) in the case of a book-entry transfer effected pursuant to the book-entry transfer procedures described in Section 2 of the Offer to Purchase, (1) either this Letter of Transmittal (or a photocopy of this Letter of Transmittal), properly completed and duly executed, and any required signature guarantees, or an Agent's Message, and any other required documents, are received by the Depositary at one of its addresses listed herein and (2) such Shares are delivered pursuant to the book-entry transfer procedures described in Section 2 of the Offer to Purchase and a Book-Entry Confirmation is received by the Depositary, in each case within three trading days after the date of execution of such Notice of Guaranteed Delivery. For purposes of the foregoing, a trading day is any day on which The Nasdaq Global Market is open for business.

        The method of delivery of Shares to be tendered in the Offer, this Letter of Transmittal and all other required documents, including delivery through the Book-Entry Transfer Facility, is at the election and risk of the tendering stockholder. Shares to be tendered in the Offer, will be deemed delivered only when actually received by the Depositary (including, in the case of a book-entry transfer, by Book-Entry Confirmation). If delivery of Shares is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

        No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be accepted for payment. All tendering stockholders, by execution of this Letter of Transmittal (or a photocopy of this Letter of Transmittal), waive any right to receive any notice of the acceptance of their Shares for payment.

        3.    Inadequate Space.    If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate schedule attached hereto and separately signed on each page in the same manner as this Letter of Transmittal.

        4.    Partial Tenders (Applicable to Certificate Stockholders Only).    If fewer than all the Shares evidenced by any certificate submitted are to be tendered herewith, fill in the number of Shares that are to be tendered in the box entitled "Number of Shares Tendered." In any such case, new certificate(s) for the remainder of the Shares that were evidenced by the old certificate(s) will be sent to the registered holder(s), unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the acceptance of payment of, and payment for, the Shares tendered herewith. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

        5.    Signatures on Letter of Transmittal, Stock Powers and Endorsements.    If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered herewith, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without any change whatsoever.

        If any of the Shares tendered herewith are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

        If any tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of certificates.

        If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and proper evidence, satisfactory to Merger Sub, of their authority so to act must be submitted.

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        When this Letter of Transmittal is signed by the registered owner(s) of the Shares tendered herewith, no endorsements of certificates or separate stock powers are required unless payment is to be made to, or certificates for Shares not tendered or accepted for payment are to be issued to, a person other than the registered owner(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

        If this Letter of Transmittal is signed by a person other than the registered owner(s) of certificate(s) listed on the cover page, such certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered owner(s) appear on such certificate(s) and the signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

        6.    Stock Transfer Taxes.    Except as otherwise provided in this Instruction 6, Merger Sub will pay any stock transfer taxes with respect to the transfer and sale of Shares to it or its order in the Offer. If, however, payment of the purchase price is to be made to, or if certificates for Shares not to be tendered or not accepted for payment are to be registered in the name of, any person(s) other than the registered owner(s), or if tendered certificate(s) are registered in the name of any person(s) other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered owner(s) or such person(s)) payable on account of the transfer to such person(s) will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted.

        Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificate(s) listed in this Letter of Transmittal.

        7.    Special Payment and Delivery Instructions.    If a check is to be issued in the name of, and/or certificates for Shares not accepted for payment are to be returned to, a person other than the person signing this Letter of Transmittal, or if a check is to be sent and/or such certificates are to be returned to a person other than the person signing this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal must be completed.

        8.    Waiver of Conditions.    Subject to the terms and conditions of the Merger Agreement (as defined in the Offer to Purchase), Merger Sub reserves the absolute right in its sole discretion to waive any of the specified conditions (other than the Minimum Tender Condition (as defined in Section 2 (Procedures for Tendering Shares of TechTeam Common Stock in the Offer) of the Offer to Purchase) which may be waived by Merger Sub only with the prior written consent of TechTeam) of the Offer, and the condition that the Merger Agreement has not been terminated in accordance with its terms) in whole or in part, in the case of any Shares to be tendered herewith.

        9.    Substitute Form W-9. Substitute Form W-9 and applicable IRS Form W-8.    Under U.S. federal income tax laws, unless certain certification requirements are met, the Depositary generally will be required to withhold at the applicable backup withholding rate (under current law 28% through 2010 and 31% thereafter) from any payments made to certain stockholders pursuant to the Offer. To avoid such backup withholding, each U.S. stockholder tendering Shares in the Offer must provide the Depositary with such stockholder's correct taxpayer identification number ("TIN") (i.e., the stockholder's social security number or employer identification number) and certify that such stockholder is not subject to backup withholding by completing the enclosed Substitute Form W-9. If the stockholder fails to provide its correct TIN, the stockholder also may be subject to penalties imposed by the Internal Revenue Service (the "IRS"). Certain stockholders are not subject to these backup withholding and reporting requirements. To satisfy the Depositary that a foreign individual or entity qualifies as a recipient that is exempt from backup withholding, such stockholder must submit to the Depositary a properly completed IRS Form W-8 (which may be obtained from the Depositary or

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the IRS), signed under penalties of perjury, attesting to that individual's or entity's foreign status. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a TIN if you do not have one and how to compete the Substitute Form W-9 if Shares are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

        Failure to compete the Substitute Form W-9 or applicable Form W-8 may cause payments made pursuant to the Offer to be subject to backup withholding. Backup withholding is not an additional U.S. federal income tax. Rather, the U.S. federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is timely furnished to the IRS. Please review the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional details.

        10.    Lost, Destroyed or Stolen Certificates.    If any certificate representing Shares has been lost, destroyed or stolen, the stockholder should promptly notify the transfer agent for TechTeam common stock, Computershare Trust Company, N.A., at 800-546-5141. The stockholder will then be instructed by Computershare Trust Company N.A. as to the steps that must be taken in order to replace such certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been completed.

        IMPORTANT: IN ORDER TO TENDER YOUR SHARES, THIS LETTER OF TRANSMITTAL (OR A MANUALLY SIGNED PHOTOCOPY OF IT) TOGETHER WITH ANY SIGNATURE GUARANTEES, OR IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT'S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE AND EITHER CERTIFICATES FOR TENDERED SHARES MUST BE RECEIVED BY THE DEPOSITARY OR SHARES MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER DESCRIBED IN SECTION 2 OF THE OFFER TO PURCHASE, IN EACH CASE PRIOR TO THE EXPIRATION DATE, OR THE TENDERING STOCKHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY DESCRIBED IN SECTION 2 OF THE OFFER TO PURCHASE.

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PAYER'S NAME: COMPUTERSHARE TRUST COMPANY, N.A.

Name:

Please check the appropriate box indicating your status:
☐ Individual/Sole proprietor ☐ Corporation ☐ Partnership
☐ Limited liability company. Enter the tax classification (D=disregarded entity, C=corporation, P=partnership à )
☐ Other

Address (number, street, and apt. or suite no.)

City, State, and ZIP code

SUBSTITUTE Form W-9 Department of the Treasury, Internal Revenue Service Payer's Request for Taxpayer Identification Number (TIN)	Part 1 PLEASE PROVIDE YOUR TIN IN THE BOX AT THE RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.	Social Security Number OR Employer Identification Number

Part 2
Certification.    Under penalties of perjury, I certify that:

(1)
The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me);
(2)
I am not subject to backup withholding because: (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding; and
(3)
I am a U.S. person (including a U.S. resident alien).

Certification Instructions
You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax returns. However, if after being notified by the IRS that you are subject to backup withholding, you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out such item (2). If you are waiting for a taxpayer identification number to be issued to you, check the box in Part 3 at the right. If you are exempt from backup withholding, check the box in Part 4 at the right.	Part 3 Awaiting TIN ☐ Part 4 Exempt Payee ☐

Signature:	Date:

NOTE:
Failure to complete and return this Substitute Form W-9 may result in backup withholding of a portion of any payments made to you pursuant to the Offer. Please review the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional information.

         You must complete the following certificate if you checked the box in Part 3 of Substitute Form W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

         I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number to the Depositary by the time payment is made, a portion equal under current law to 28% on payments through 2010 and 31% thereafter of all reportable payments made to me will be withheld.

Signature:	Date:	, 2010

Notice to nonresident alien individuals or foreign entities (e.g., foreign corporations, partnerships or trusts): Do not complete the above Substitute Form W-9. Instead, you must provide a properly completed IRS Form W-8BEN or other applicable Form W-8 (each of which may be obtained from the Depositary or the IRS). Failure to do so will subject you to federal backup withholding at the applicable rate (under current law 28% through 2010 and 31% thereafter).

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GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

        Guidelines for Determining the Proper Taxpayer Identification Number to Give the Payer.    Social Security Numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer Identification Numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the Payer.

For this type of account:			Give the SOCIAL SECURITY NUMBER of:

1.	Individual		The individual
2.	Two or more individuals (joint account)		The actual owner of the account or, if combined funds, the first individual on the account(1)
3.	Custodian account of a minor (Uniform Gift to Minors Act)		The minor(2)
4.	a.	The usual revocable savings trust (grantor is also trustee)	The grantor-trustee(1)
	b.	So-called trust account that is not a legal or valid trust under state law	The actual owner(1)
5.	Sole proprietorship or single-member LLC owned by an individual		The owner(3)

For this type of account:			Give the EMPLOYER IDENTIFICATION NUMBER of:

6.	Single-member LLC not owned by an individual		The owner
7.	A valid trust, estate, or pension trust		The legal entity(4)
8.	Corporate or LLC electing corporate status on Form 8832		The corporation
9.	Partnership or multi-member LLC		The partnership
10.	Association, club, religious, charitable, educational or other tax-exempt organization		The organization
11.	A broker or registered nominee		The broker or nominee
12.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments		The public entity

(1)
List first and circle the name of the person whose number you furnish. If only one person on a joint account has a Social Security Number, that person's Social Security Number must be furnished.

(2)
Circle the minor's name and furnish the minor's Social Security Number.

(3)
You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your Social Security Number or Employer Identification Number (if you have one).

(4)
List first and circle the name of the legal trust, estate or pension trust. (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)
NOTE:
If no name is circled when there is more than one name listed, the number will be considered to be that of the first name listed.

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GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER
ON SUBSTITUTE FORM W-9

Obtaining a Number

        If you do not have a taxpayer identification number or you do not know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service (the "IRS") and apply for a number. All "Section" references are to the Internal Revenue Code of 1986, as amended.

Payees Exempt from Backup Withholding

Payees exempt from backup withholding include:

  (1)
  An organization exempt from tax under Section 501(a), an individual retirement plan, or a custodial account under Section 403(b)(7) if the account satisfies the requirements of Section 401(f)(2).

  (2)
  The United States or any of its agencies or instrumentalities.

  (3)
  A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

  (4)
  A foreign government or any of its political subdivisions, agencies, or instrumentalities.

  (5)
  An international organization or any of its agencies or instrumentalities.

Payees that may be exempt from backup withholding include:

  (6)
  A corporation.

  (7)
  A foreign central bank of issue.

  (8)
  A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

  (9)
  A futures commission merchant registered with the Commodity Futures Trading Commission.

  (10)
  A real estate investment trust.

  (11)
  An entity registered at all times during the tax year under the Investment Company Act of 1940.

  (12)
  A common trust fund operated by a bank under Section 584(a).

  (13)
  A financial institution.

  (14)
  A middleman known in the investment community as a nominee or custodian.

  (15)
  A trust exempt from tax under Section 664 or described in Section 4947.

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        The chart below shows the types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, (1) through (15).

IF the payment is for…	THEN the payment is exempt for…

Interest and dividend payments	All exempt payees except for (9)

Broker transactions	Exempt payees (1) through (13). Also, a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker

Barter exchange transactions and patronage dividends	Exempt payees (1) through (5)

Payments over $600 required to be reported and direct sales over $5,000(1)	Generally, exempt payees (1) through (7)(2)

(1)
See Form 1099-MISC, Miscellaneous Income, and its instructions.

(2)
However, the following payments made to a corporation (including gross proceeds paid to an attorney under Section 6045(f), even if the attorney is a corporation) and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys' fees and payments for services paid by a federal executive agency.

        U.S. exempt payees should file Substitute Form W-9 to avoid possible erroneous backup withholding. Furnish your taxpayer identification number, check the appropriate box for your status, check the "Exempt Payee" box in Part 4, sign and date the form and return it to the payer. Foreign payees who are not subject to backup withholding should complete the applicable Form W-8 and return it to the payer.

Privacy Act Notice.

        Section 6109 requires you to provide your correct taxpayer identification number to persons who must file information returns with the IRS to report interest, dividends and certain other income paid to you. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS also may provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, the District of Columbia and U.S. possessions to carry out their tax laws. The IRS also may disclose this information to other countries under a tax treaty, to federal and state agencies to enforce federal nontax criminal laws, and to federal law enforcement and intelligence agencies to combat terrorism.

        You must provide your taxpayer identification number whether or not you are required to file a tax return. Payers generally must withhold a certain percentage (currently 28%) of taxable interest, dividends, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties also may apply.

Penalties

(1)
Penalty for Failure to Furnish Taxpayer Identification Number.    If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2)
Civil Penalty for False Information with Respect to Withholding.    If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

(3)
Criminal Penalty for Falsifying Information.    Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

(4)
Misuse of Taxpayer Identification Numbers.    If the payer discloses or uses taxpayer identification numbers in violation of federal law, the payer may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX
CONSULTANT OR THE INTERNAL REVENUE SERVICE.

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        Manually signed photocopies of this Letter of Transmittal will be accepted. This Letter of Transmittal, certificates for Shares and any other required documents should be sent or delivered by each stockholder or such stockholder's broker, dealer, bank, trust company or other nominee to the Depositary at one of its addresses listed below.

Computershare Trust Company, N.A.

If delivering by registered or certified mail:	If delivering by facsimile transmission:	If delivering by overnight courier:
Computershare Trust Company, N.A. c/o Voluntary Corporate Actions P.O. Box 43011 Providence, RI 02940-3011	(for eligible institutions only) (617) 360-6810 Confirm facsimile by telephone: (781) 575-2332	Computershare Trust Company, N.A. c/o Voluntary Corporate Actions 250 Royall Street Suite V Canton, MA 02021

        Questions regarding the Offer, and requests for assistance in connection with the Offer, may be directed to the Information Agent at its address and telephone number listed below. Additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery or any other materials related to the Offer may be obtained from the Information Agent and will be furnished promptly free of charge. You may also contact your broker, dealer, bank, trust company or other nominee for assistance concerning the Offer.

The Information Agent for the Offer is:

105 Madison Avenue
New York, New York 10016
tenderoffer@mackenziepartners.com
Call Collect: (212) 929-5500
or
Toll-Free (800) 322-2885

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  Exhibit (a)(2)